                                                    STAGECOACH FUNDS-Registered
                                                                     Trademark-


                   Semi-Annual Report
                   OVERLAND EXPRESS
                         Sweep Fund



                               September 30, 1998

Overland Express Sweep Fund                                    TABLE OF CONTENTS
------------------------------------------------------------------------

         LETTER TO SHAREHOLDERS................................1

         INVESTMENT ADVISOR COMMENTARY AND
         PERFORMANCE AT A GLANCE

             Overland Express Sweep Fund.......................3

         PORTFOLIO OF INVESTMENTS

             Overland Express Sweep Fund.......................5

         STAGECOACH FUNDS

             Statement of Assets and Liabilities...............9

             Statement of Operations..........................10

             Statements of Changes in Net Assets..............11

             Financial Highlights.............................12

             Notes to Financial Statements....................14

         LIST OF ABBREVIATIONS................................18

NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

THIS PAGE IS INTENTIONALLY LEFT BLANK --

LETTER TO SHAREHOLDERS                               Overland Express Sweep Fund
------------------------------------------------------------------------

TO OUR SHAREHOLDERS

  Thank you for your investment in the Stagecoach Funds.
  We are pleased to present this Semi-Annual Report to you for the period ended September 30, 1998. This report provides information about your investment, including economic and market trends over the period as well as a performance summary, portfolio review, and strategic outlook for each Fund.
  During the six-month period ended September 30, 1998, global economic events finally caught up with U.S. financial markets. Most acutely affected were stocks, as measured by the S&P 500 Index,(1) with a decrease of 6.95%. By contrast, fixed income securities did well, due to a "flight to quality" in which investors sought to invest in U.S. Treasury securities. For example, government bonds performed well during this period, with returns of 12.74% as measured by the Lehman Brothers Long Government Bond Index.(2)
  Throughout the period, the continued uncertainty in Asia's financial markets spread into global economies, such as Russia and Latin America. Thus far, there has been minimal evidence of a slowdown in the U.S. economy. However, over the past six months, pressure built on the Federal Reserve Board (the Fed) to ease monetary policy, as there was the potential for global and financial strains to affect the U.S. market. As a result, the Fed decreased a key short-term interest rate once on September 29, 1998 and again on October 15, 1998. This signaled an important change in policy meant to impact the economy and hopefully stimulate growth.
  According to the Investment Company Institute, during 1997, U.S. households invested 65% of their total net purchases of financial products in mutual funds.(3) Many of these investors have benefited from unprecedented growth in the market with little exposure to significant declines. However, the large swings we have seen recently will test conservative and aggressive

Overland Express Sweep Fund                               LETTER TO SHAREHOLDERS
------------------------------------------------------------------------

investors alike. It will become increasingly important to stay focused on the long-term, evaluate the investment risk of your portfolio, and remain true to your investment plan.
  In our ongoing commitment to provide you with quality investment options, we introduced two new Stagecoach Funds during the past six months. We launched the Corporate Bond Fund in April 1998 and the Strategic Income Fund in July 1998.
  We encourage you to review this Semi-Annual Report as we believe you will find it useful and informative. We also recommend that you continually review your investment portfolio with your financial consultant to determine an appropriate mix of investments to meet your ongoing needs. Thank you for your continued investment with the Stagecoach Funds.

Sincerely,

/s/ Michael J. Hogan
Michael J. Hogan
Senior Vice President
Wells Fargo Bank,
Mutual Fund Group

/s/ R. Greg Feltus
R. Greg Feltus
Chairman and President of
Stagecoach Funds

1 The "S&P 500 Index" is a trademark of Standard and Poor's Corporation. The S&P
  500 Index is an unmanaged index of 500 widely held common stocks representing, among others, industrial, financial, utility and transportation companies listed or traded on national exchanges or over-the-counter markets.

2 The Lehman Brothers Long Government Bond Index is an unmanaged index composed of U.S. Treasury bonds with 20-year or longer maturities.

3 Investment Company Institute, Mutual Fund Fact Book, 1998.

INVESTMENT ADVISOR COMMENTARY                        Overland Express Sweep Fund
------------------------------------------------------------------------

OVERLAND EXPRESS SWEEP FUND
  The Stagecoach Overland Express Sweep Fund (the "Fund") seeks to provide investors with a high level of current income, while preserving capital and liquidity.
  The Fund is managed by Michael Neitzke of Wells Capital Management Incorporated. Mr. Neitzke joined Wells Fargo Bank in 1996 from First Interstate Capital Management. He has over a decade of experience in managing taxable money market mutual funds at First Interstate Bank and Union Capital Advisors. He holds a BA in Finance from California State University, Los Angeles.

PERFORMANCE SUMMARY
  The Stagecoach Overland Express Sweep Fund's seven-day yield as of September 30, 1998 was 4.34%. The Fund's cumulative total return was 2.23% for the six month period ended September 30, 1998. Keep in mind that past performance is no guarantee of future results.

PORTFOLIO REVIEW
  Throughout the period, the U.S. economy was subject to volatile market conditions caused by international economic turmoil in markets such as Asia, Russia and Latin America. One outcome of these conditions was a "flight to quality" in which investors moved into treasury securities, driving interest rates down rapidly. The problems overseas and an anticipation of an interest rate cut by the Federal Reserve Board (the Fed) which eventually occurred on September 29, led us to lengthen the weighted average maturity of the Fund by adding later dated securities. Weighted average maturity is an indication of a fund's sensitivity to interest rates. By adding later dated securities to our portfolio, we were able to maintain competitive yields in the low interest rate environment.
  With a strict focus on high credit quality for the Fund, we did not add to our foreign positions during the period and do not hold any positions that have had their credit rating downgraded. We will continue to avoid securities

Overland Express Sweep Fund                        INVESTMENT ADVISOR COMMENTARY
------------------------------------------------------------------------

that could be adversely affected by problems overseas. By maintaining high credit quality, liquidity and a longer maturity, we were able to maintain stability and keep our yields competitive for the period.

STRATEGIC OUTLOOK
  We feel the concern over global markets will continue to work its way into our domestic economy and affect consumer spending. We will continue to maintain a longer average maturity in the Fund as we expect the Fed to continue to ease monetary policy. We will monitor interest rates, being particularly mindful that the market might anticipate the Fed to decrease rates more than will actually occur.
  The Fund is well positioned given the current international economic conditions and low interest rate environment. As a result, we intend to maintain the Fund in its current positioning with a bias toward a defensive posture and increased liquidity. We believe under these uncertain economic conditions, it is prudent to focus more on credit quality and stability rather than purely on yield. As always, we will continue to focus on capital preservation and liquidity.

The Fund is neither insured nor guaranteed by the U.S. Government. Figures quoted represent past performance, which is no guarantee of future results.

The Fund's manager has voluntarily waived all or a portion of its management fees or assumed responsibility for other expenses, which reduces operating expenses and increases total return to shareholders. Without these reductions, the Fund's returns would have been lower.

Money market funds seek to maintain a stable net asset value of $1.00 per share; however, there can be no assurance that the Fund will meet this objective.

PORTFOLIO OF INVESTMENTS -
SEPTEMBER 30, 1998 (UNAUDITED)                       Overland Express Sweep Fund
------------------------------------------------------------------------

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             COMMERCIAL PAPER - 37.76%
$74,997,000  Asset Securitization Cooperative Corporation++       5.41 %#       10/30/98   $   74,663,513
 42,500,000  CC USA Incorporated                                  5.31 #        02/17/99       41,635,208
 60,900,000  Beta Finance Incorporated++                          5.24 #        03/09/99       59,501,330
 50,000,000  CP Model Security                                    5.39 #        10/27/98       49,800,667
 50,000,000  Commercial Credit                                    5.24 #        10/16/98       49,885,208
 20,000,000  Ford Motor Credit Corporation                        5.33 #        10/23/98       19,932,778
 99,500,000  Ford Motor Credit Corporation                        4.65 #        10/06/98       99,423,993
 60,000,000  General Electric Capital Corporation                 2.75 #        10/02/98       59,990,967
 60,000,000  General Electric Capital Corporation                 5.49 #        03/03/99       58,610,250
 50,000,000  Goldman Sachs Group LP                               4.89 #        10/08/98       49,946,431
 40,000,000  Goldman Sachs Group LP                               5.40 #        11/13/98       39,739,611
 20,000,000  Goldman Sachs Group LP                               5.47 #        11/24/98       19,835,300
 75,000,000  Greenwich Funding Corporation++                      5.43 #        12/07/98       74,240,667
 50,000,000  Merrill Lynch                                        5.21 #        10/15/98       49,892,861
 37,000,000  Monte Rosa Capital Corporation++                     5.47 #        11/16/98       36,739,499
 75,000,000  Morgan Stanley                                       5.35 #        01/22/99       73,747,583
 51,275,000  Preferred Receivables Funding Corporation            5.17 #        10/13/98       51,180,654
 46,000,000  Sigma Finance++                                      5.51 #        01/06/99       45,319,545
  7,000,000  Suntrust Bank                                        5.24 #        10/16/98        6,983,929
 39,500,000  Variable Funding Capital Corporation++               5.35 #        10/23/98       39,366,753
 35,000,000  Windmill Funding Corporation++                       5.25 #        10/16/98       34,919,500
 21,440,000  Windmill Funding Corporation++                       5.37 #        10/23/98       21,367,414
                                                                                           --------------
             TOTAL COMMERCIAL PAPER                                                        $1,056,723,661
             (Cost $1,056,723,661)

             CERTIFICATE OF DEPOSITS - 15.59%
$54,000,000  Barclays Bank PLC New York                           5.90 %        10/22/98   $   53,998,306
 49,500,000  Canadian Imperial Bank of Commerce                   5.57          10/09/98       49,500,000
 40,000,000  Dresdner Bank New York                               5.95          10/20/98       40,000,396
 50,000,000  Harris Bank                                          5.50          11/10/98       50,000,000
 50,000,000  NationsBank Corporation                              5.62          01/05/99       50,000,000
 30,000,000  Rabo Bank Nederland                                  5.74          05/19/99       29,987,330

                                                      PORTFOLIO OF INVESTMENTS -
Overland Express Sweep Fund                       SEPTEMBER 30, 1998 (UNAUDITED)
------------------------------------------------------------------------

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             CERTIFICATE OF DEPOSITS (CONTINUED)
$55,000,000  Societe Generale New York                            5.65 %        01/11/99   $   54,994,108
 50,000,000  Swiss Bank Corporation                               5.75          05/07/99       49,985,702
 28,000,000  Swiss Bank Corporation                               5.64          03/12/99       27,992,257
 30,000,000  Swiss Bank Corporation                               5.69          01/07/99       29,999,171
                                                                                           --------------
             TOTAL CERTIFICATE OF DEPOSITS                                                 $  436,457,271
             (Cost $436,457,271)

             VARIABLE AND FLOATING RATE BONDS - 16.97%
$50,000,000  Abbey National Treasury Services                     5.54 %        07/26/99   $   49,965,490
 35,000,000  Abbey National Treasury Services                     5.54          08/17/99       34,976,373
 50,000,000  American Express Centurion                           5.61          09/10/99       50,000,000
 50,000,000  Comerica Bank                                        5.12          12/14/98       49,998,095
 50,000,000  Huntington National Bank                             5.07          12/17/98       50,000,000
 50,000,000  Key Bank N.A.                                        5.62          09/23/99       49,990,454
 25,000,000  NationsBank Corporation                              5.58          04/27/99       24,995,868
 40,000,000  NationsBank Corporation                              5.57          06/25/99       39,986,032
 75,000,000  Pepsico Incorporated                                 5.50          08/19/99       74,922,072
 50,000,000  Strategic Money Fund                                 5.63          03/05/99       50,000,000
                                                                                           --------------
             TOTAL VARIABLE AND FLOATING RATE BONDS                                        $  474,834,383
             (cost $474,834,383)

             CORPORATE BONDS - 13.89%
$10,000,000  Abbey National Treasury Services PLC                 5.64 %        07/15/99   $   10,023,444
 35,000,000  Abbey National Bank PLC                              5.65          07/27/99       34,977,270
 25,000,000  CIT Group Holdings                                   5.32          01/27/99       24,993,534
 83,000,000  FCC National Bank Wilmington                         5.63          02/10/99       83,000,000
 30,000,000  First National Bank of Chicago                       5.63          03/16/99       29,992,806
 49,500,000  First Union Bank                                     5.35          09/09/99       49,500,000
 60,000,000  First Union National Bank                            5.63          02/04/99       60,000,000
 16,500,000  IBM Corporation                                      5.57          08/17/99       16,490,148
 25,000,000  JP Morgan & Company Incorporated                     5.61          09/15/99       25,000,000

PORTFOLIO OF INVESTMENTS -
SEPTEMBER 30, 1998 (UNAUDITED)                       Overland Express Sweep Fund
------------------------------------------------------------------------

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             CORPORATE BONDS (CONTINUED)
$40,000,000  Morgan Guaranty Trust Company                        5.71 %        01/08/99   $   39,995,877
 14,451,000  Signet Bank                                          9.63          06/01/99       14,817,405
                                                                                           --------------
             TOTAL CORPORATE BONDS                                                         $  388,790,485
             (cost $388,790,485)

             FEDERAL AGENCIES & RELATED - 1.75%
$10,000,000  Federal Home Loan Bank                               4.99 %        08/19/99   $    9,985,869
 39,300,000  Federal Home Loan Mortgage Corporation               4.68          10/07/98       39,264,303
                                                                                           --------------
             TOTAL FEDERAL AGENCIES & RELATED                                              $   49,250,172
             (cost $49,250,172)

             REPURCHASE AGREEMENTS - 13.70%
$246,928,000 Goldman Sachs Pooled Repurchase Agreement -
               102% Collateralized by U.S. Government
               Securities                                         5.45 %        10/01/98   $  246,928,000
     22,000  Morgan Stanley & Company Repurchase Agreement -
               102% Collateralized by U.S. Government
               Securities                                         5.35          10/01/98           22,000
 85,965,000  JP Morgan Securities Incorporated Repurchase
               Agreement - 102% Collateralized by U.S.
               Government Securities                              5.30          10/01/98       85,965,000
 50,435,000  HSBC Securities Incorporated Repurchase
               Agreement - 102% Collateralized by U.S.
               Government Securities                              5.35          10/01/98       50,435,000
                                                                                           --------------
             TOTAL REPURCHASE AGREEMENTS                                                   $  383,350,000
             (cost $383,350,000)

                                                      PORTFOLIO OF INVESTMENTS -
Overland Express Sweep Fund                       SEPTEMBER 30, 1998 (UNAUDITED)
------------------------------------------------------------------------

             TOTAL INVESTMENTS IN SECURITIES

              (Cost $2,789,405,972)*                                   99.66%               $2,789,405,972
                (Note 1)
              Other Assets and Liabilities, Net                         0.34                     9,380,435
                                                                      ------                --------------
              TOTAL NET ASSETS                                        100.00%               $2,798,786,407
                                                                      ------                --------------
                                                                      ------                --------------
----------------------------------------------------------------------------------------------------------

  #  YIELD TO MATURITY.
 ++ REPRESENTS COMMERCIAL PAPER SOLD WITHIN TERMS OF PRIVATE PLACEMENT MEMORANDUM, EXEMPT FROM REGISTRATION UNDER SECTION 4(2) OF THE SECURITIES ACT OF 1933, THAT MAY BE RESOLD TO QUALIFIED INSTITUTIONAL BUYERS.THIS SECURITY WAS DEEMED LIQUID BY THE INVESTMENT ADVISER IN ACCORDANCE WITH PROCEDURES APPROVED BY THE FUND'S BOARD OF DIRECTORS.
  * COST FOR FEDERAL INCOME TAX PURPOSES IS THE SAME AS FOR FINANCIAL STATEMENT PURPOSES.

The accompanying notes are an integral part of these financial statements.

STATEMENT OF ASSETS AND LIABILITIES -
SEPTEMBER 30, 1998 (UNAUDITED)                       Overland Express Sweep Fund
------------------------------------------------------------------------

                                                   OVERLAND
                                                    EXPRESS
                                                 SWEEP FUND

ASSETS
INVESTMENTS:
  In securities, at market value and
    cost (include repurchase agreements
    of $383,350,000)                         $2,789,405,972
  Cash                                               12,391
RECEIVABLES:
  Interest                                       22,326,988
Prepaid expenses                                     10,783
TOTAL ASSETS                                  2,811,756,134

LIABILITIES
Payables:
  Distribution to shareholders                    9,829,517
  Due to distributor (Note 2)                       715,594
  Due to adviser (Note 2)                         2,020,746
  Other                                             403,870
TOTAL LIABILITIES                                12,969,727
TOTAL NET ASSETS                             $2,798,786,407

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets                                   $2,798,786,407
Shares outstanding                            2,799,355,323
Net asset value and offering price per
  share                                      $         1.00
-----------------------------------------------------------

At September 30, 1998, net assets were comprised predominately of paid-in-capital.

The accompanying notes are an integral part of these financial statements.

                                    STATEMENT OF OPERATIONS - FOR THE SIX MONTHS
Overland Express Sweep Fund                 ENDED SEPTEMBER 30, 1998 (UNAUDITED)
------------------------------------------------------------------------

                                                OVERLAND
                                                 EXPRESS
                                              SWEEP FUND

INVESTMENT INCOME
  Interest                                   $73,524,542
TOTAL INVESTMENT INCOME                       73,524,542
EXPENSES (NOTE 2)
  Advisory fees                                5,847,400
  Administration fees                            909,594
  Custody fees                                   220,060
  Shareholder servicing fees                   3,898,263
  Portfolio accounting fees                      290,717
  Transfer agency fees                         1,299,421
  Distribution fees                            3,898,263
  Legal and audit fees                            51,055
  Other                                          510,074
TOTAL EXPENSES                                16,924,847
Less:
  Waived fees and reimbursed expenses           (681,962)
Net Expenses                                  16,242,885
NET INVESTMENT INCOME (LOSS)                  57,281,657
NET REALIZED GAIN (LOSS) ON SALE OF
  INVESTMENTS                                       (733)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                    $57,280,924
--------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS                  Overland Express Sweep Fund
------------------------------------------------------------------------

                                                                      OVERLAND EXPRESS SWEEP FUND
                                             ----------------------------------------------------
                                                (UNAUDITED)
                                                FOR THE SIX      FOR THE THREE            FOR THE
                                               MONTHS ENDED       MONTHS ENDED         YEAR ENDED
                                             SEPT. 30, 1998     MARCH 31, 1998      DEC. 31, 1997

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)                 $   57,281,657     $   27,812,589     $   93,283,901
Realized gain (loss) on sale of
  investments                                          (733)             6,512             (8,595)
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                      57,280,924         27,819,101         93,275,306
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                    (57,281,657)       (27,812,589)       (93,283,901)
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold                   3,702,558,820      1,536,002,681      5,854,849,943
  Reinvestment of dividends                           2,755              1,188              5,474
  Cost of shares redeemed                    (3,498,684,280)    (1,897,190,623)    (4,901,482,140)
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM CAPITAL SHARE
  TRANSACTIONS                                  203,877,295       (361,186,754)       953,373,277
INCREASE (DECREASE) IN NET ASSETS               203,876,562       (361,180,242)       953,364,682

NET ASSETS:
  Beginning net assets                        2,594,909,845      2,956,090,087      2,002,725,405

ENDING NET ASSETS                            $2,798,786,407     $2,594,909,845     $2,956,090,087
-------------------------------------------------------------------------------------------------

Shares issued, reinvested and redeemed at constant $1.00 NAV

The accompanying notes are an integral part of these financial statements.

Overland Express Sweep Fund                                 FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                                     OVERLAND EXPRESS SWEEP
                                                                                       FUND
                                                                  -------------------------
                                                                  (UNAUDITED)         THREE
                                                                   SIX MONTHS        MONTHS
                                                                  ENDED SEPT.   ENDED MARCH
                                                                          30,           31,
                                                                         1998      1998 (2)
-------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                   $1.00         $1.00
                                                                  -----------   -----------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                          0.02          0.01
LESS DISTRIBUTIONS:
  Dividends from net investment income                                 (0.02)        (0.01)
                                                                  -----------   -----------
NET ASSET VALUE, END OF PERIOD                                         $1.00         $1.00
                                                                  -----------   -----------
                                                                  -----------   -----------
TOTAL RETURN (NOT ANNUALIZED)                                          2.23%         1.11%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                                $2,798,786    $2,594,910
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED):
  Ratio of expenses to average net assets(1)                           1.25%         1.25%
  Ratio of net investment income to average net assets(1)              4.40%         4.49%
-------------------------------------------------------------------------------------------
Ratio of expenses to average net assets prior to waived fees and
  reimbursed expenses(1)                                               1.30%         1.26%
Ratio of net investment income to average net assets prior to
  waived fees and reimbursed expenses(1)                               4.35%         4.48%
-------------------------------------------------------------------------------------------

(1) RATIOS INCLUDE ACTIVITY OF THE CASH INVESTMENT TRUST MASTER PORTFOLIO PRIOR TO DECEMBER 15, 1997.
(2)  THE FUND CHANGED ITS FISCAL YEAR-END FROM DECEMBER 31 TO MARCH 31.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS                                 Overland Express Sweep Fund
------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                         OVERLAND EXPRESS SWEEP FUND (CONT.)
                              ----------------------------------------------
                              YEAR ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED
                                DEC. 31,    DEC. 31,    DEC. 31,    DEC. 31,
                                    1997        1996        1995        1994
----------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD                        $1.00       $1.00       $1.00       $1.00
                              ----------  ----------  ----------  ----------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income
    (loss)                          0.04        0.04        0.05        0.03
LESS DISTRIBUTIONS:
  Dividends from net
    investment income              (0.04)      (0.04)      (0.05)      (0.03)
                              ----------  ----------  ----------  ----------
NET ASSET VALUE, END OF
  PERIOD                           $1.00       $1.00       $1.00       $1.00
                              ----------  ----------  ----------  ----------
                              ----------  ----------  ----------  ----------
TOTAL RETURN (NOT
  ANNUALIZED)                      4.47%       4.29%       4.80%       3.11%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (000s)                    $2,956,090  $2,002,725  $1,209,183    $812,559
RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED):
  Ratio of expenses to
    average net assets(1)          1.24%       1.24%       1.25%       1.25%
  Ratio of net investment
    income to average net
    assets(1)                      4.40%       4.20%       4.70%       2.92%
----------------------------------------------------------------------------
Ratio of expenses to average
  net assets prior to waived
  fees and reimbursed
  expenses(1)                      1.26%       1.26%       1.28%       1.33%
Ratio of net investment
  income to average net
  assets prior to waived
  fees and reimbursed
  expenses(1)                      4.38%       4.18%       4.67%       2.84%
----------------------------------------------------------------------------

(1) RATIOS INCLUDE ACTIVITY OF THE CASH INVESTMENT TRUST MASTER PORTFOLIO PRIOR TO DECEMBER 15, 1997.
(2)  THE FUND CHANGED ITS FISCAL YEAR-END FROM DECEMBER 31 TO MARCH 31.

The accompanying notes are an integral part of these financial statements.

Overland Express Sweep Fund            NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION
  Stagecoach Funds, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company. The Company commenced operations on January 1, 1992, and is currently comprised of thirty-three separate series. These financial statements represent the Overland Express Sweep Fund (the "Fund"), a diversified series of the Company.
  At a meeting held on July 23, 1997, the Boards of Directors of Overland Express Funds, Inc. ("Overland") and the Company approved a consolidation agreement providing for the transfer of the assets and liabilities of each Overland fund to a corresponding fund of the Company in exchange for shares of designated classes of the corresponding Stagecoach fund (the "Consolidation"). The Consolidation was subsequently approved by Overland shareholders. As a result of this Consolidation, effective at the close of business on December 12, 1997, the Company's Overland Express Sweep Fund was established to acquire all of the assets and assume all of the liabilities of the Overland Sweep Fund (the "Predecessor Fund") of Overland Express Funds, Inc. The acquisition was accomplished in a tax-free exchange for shares of the Fund. All performance and financial data for the Fund prior to December 15, 1997 refer to the Predecessor Fund.
  At the time of the Consolidation, the Fund, structured as a "feeder" Fund in a "master-feeder" structure, was restructured to invest directly in a portfolio of securities, rather than to invest in portfolio securities through a "master" portfolio (the Cash Investment Trust Master Portfolio, "CIT"). CIT distributed all of its assets, net of its assumed liabilities, in-kind to its interestholders and wound up its affairs (the "Dissolution"). The Dissolution occurred at the close of business on December 12, 1997.
  The following significant accounting policies are consistently followed by the Company in the preparation of its financial statements, and such policies are in conformity with generally accepted accounting principles ("GAAP") for investment companies.
  The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)            Overland Express Sweep Fund
------------------------------------------------------------------------

SECURITY VALUATION
  The Fund invests only in securities with remaining maturities not exceeding 397 days (thirteen months). Certain floating- and variable-rate instruments in the portfolio may have maturities in excess of 397 days, but carry a demand feature that permits the holder to tender the instruments back to the issuer at par value prior to maturity.
  The Fund uses the amortized cost method to value its portfolio securities. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity, which approximates market value. The Fund seeks to maintain a constant net asset value of $1.00 per share, although there is no assurance that it will be able to do so.

SECURITY TRANSACTIONS AND INCOME RECOGNITION
  Securities transactions are recorded on a trade date basis. Interest income is accrued daily. Realized gains or losses are reported on the basis of identified cost of securities delivered. Bond discounts are accreted and premiums are amortized under provisions of the Internal Revenue Code of 1986, as amended (the "Code").

REPURCHASE AGREEMENTS
  Transactions involving purchases of securities under agreements to resell such securities ("repurchase agreements") are treated as collateralized financing transactions and are recorded at their contracted resale amounts. These repurchase agreements, if any, are detailed in the Fund's Portfolio of Investments. The Fund may participate in pooled repurchase agreement transactions with other funds advised by Wells Fargo Bank, N.A. ("WFB"). The repurchase agreements must be fully collateralized based on values that are marked to market daily. The collateral may be held by an agent bank under a tri-party agreement. It is the custodian's responsibility to value collateral daily and to take action to obtain additional collateral as necessary to maintain market value equal to or greater than the resale price. The repurchase agreements held in the Fund are collateralized by instruments such as U.S. Treasury or federal agency obligations.

DISTRIBUTIONS TO SHAREHOLDERS
  Dividends to shareholders from net investment income, if any, are declared daily and distributed monthly. Any distributions to shareholders from net realized capital gains are declared and distributed at least annually.

Overland Express Sweep Fund            NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
------------------------------------------------------------------------

FEDERAL INCOME TAXES
  The Fund is treated as a separate entity for federal income tax purposes. It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined in the Code, and to make distributions of substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required at September 30, 1998. The Fund has capital loss carryforwards of $549,689 and $8,595 which will expire in the years 2003 and 2005, respectively. The Company's Board of Directors intends to offset net capital gains with the capital loss carryforwards, and no capital gain distribution shall be made until the carryforwards have been fully utilized or expire.

2. AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES
  The Company has entered into an advisory contract on behalf of the Fund with WFB. Pursuant to the contract, WFB has agreed to provide the Fund with daily portfolio management. Under the contract, WFB is entitled to receive a monthly advisory fee at an annual rate of 0.45% of the average daily net assets of the Fund. On August 1, 1998, Wells Capital Management Incorporated ("WCM"), a wholly-owned subsidiary of WFB, began acting as investment sub-advisor to the Fund. WCM is entitled to receive from WFB, as compensation for its sub-advisory services to the Fund, a monthly fee at the annual rate of 0.05% of the Fund's average daily net assets up to $960 million and 0.04% of the Fund's average daily net assets in excess of $960 million. WCM's minimum annual fee is $120,000 for the Fund. This minimum annual fee does not increase the advisory fees paid by the Funds to WFB.
  The Company has entered into a contract on behalf of the Fund with WFB, whereby WFB is responsible for providing custody and portfolio accounting services for the Fund. Pursuant to the contract, WFB is entitled to certain transaction charges plus a monthly fee for custody services at the annual rate of 0.0167% of the Fund's average daily net assets. For portfolio accounting services, WFB is entitled to a monthly base fee of $2,000 plus an annual fee of 0.07% of the first $50 million of the Fund's average daily net assets, 0.045% of the next $50 million, and 0.02% of the Fund's average daily net assets in excess of $100 million.
  The Company has entered into a contract on behalf of the Fund with WFB, whereby WFB provides transfer agency services for the Fund. Under the transfer agency contract, WFB is entitled to receive transfer agency fees at an annual rate of 0.10% of the average daily net assets of the Fund.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)            Overland Express Sweep Fund
------------------------------------------------------------------------

  The Company has entered into a contract on behalf of the Fund with WFB, whereby WFB has agreed to provide shareholder services for the Fund. Pursuant to the contract, WFB is entitled to receive shareholder servicing fees at an annual rate of 0.30% of the average daily net assets of the Fund.
  The Company has entered into administration agreements on behalf of the Fund whereby WFB as administrator and Stephens Inc. ("Stephens") as co-administrator provide the Fund with administration services. For these services, WFB and Stephens are entitled to receive monthly fees at the annual rates of 0.03% and 0.04%, respectively, of the Fund's average daily net assets.
  The Company has adopted a Distribution Plan on behalf of the Fund pursuant to Rule 12b-1 under the 1940 Act (the "Plan"). The Plan provides that the Fund may pay to Stephens, as compensation for distribution-related services or as reimbursement for distribution-related expenses, a monthly fee at an annual rate of up to 0.30% of the Fund's average daily net assets.
  Under the contracts and agreements described above, WFB and Stephens may each voluntarily waive fees or reimburse expenses to the Fund. Waived fees and reimbursed expenses continue at the discretion of WFB and Stephens.
  Certain officers and one director of the Company are also officers of Stephens. As of September 30, 1998, Stephens owned 127,189 shares of the Fund.

3. CAPITAL SHARE TRANSACTIONS
  As of September 30, 1998, there were over 242 billion shares of $0.001 par value capital stock authorized by the Company. As of September 30, 1998, each Fund was authorized to issue 10 billion shares of $0.001 par value capital stock. Capital shares are issued and redeemed at a constant $1.00 net asset value as disclosed in the Statement of Changes in Net Assets.

LIST OF ABBREVIATIONS
------------------------------------------------------------------------

  The following is a list of common abbreviations for terms and entities which may have appeared in this report.

ABAG              --   Association of Bay Area Governments
ADR               --   American Depository Receipts
AMBAC             --   American Municipal Bond Assurance Corporation
AMT               --   Alternative Minimum Tax
ARM               --   Adjustable Rate Mortgages
BART              --   Bay Area Rapid Transit
CDA               --   Community Development Authority
CDSC              --   Contingent Deferred Sales Charge
CGIC              --   Capital Guaranty Insurance Company
CGY               --   Capital Guaranty Corporation
CMT               --   Constant Maturity Treasury
COFI              --   Cost of Funds Index
CONNIE LEE        --   Connie Lee Insurance Company
COP               --   Certificate of Participation
CP                --   Commercial Paper
DW&P              --   Department of Water & Power
DWR               --   Department of Water Resources
EDFA              --   Education Finance Authority
FGIC              --   Financial Guaranty Insurance Corporation
FHA               --   Federal Housing Authority
FHLMC             --   Federal Home Loan Mortgage Corporation
FNMA              --   Federal National Mortgage Association
FRN               --   Floating Rate Notes
FSA               --   Financial Security Assurance, Inc
GNMA              --   Government National Mortgage Association
GO                --   General Obligation
HFA               --   Housing Finance Authority
HFFA              --   Health Facilities Financing Authority
IDA               --   Industrial Development Authority
LIBOR             --   London Interbank Offered Rate
LOC               --   Letter of Credit
LP                --   Limited Partnership
MBIA              --   Municipal Bond Insurance Association
MFHR              --   Multi-Family Housing Revenue
MTN               --   Medium Term Note
MUD               --   Municipal Utility District
PCFA              --   Pollution Control Finance Authority
PCR               --   Pollution Control Revenue
PFA               --   Public Finance Authority
PSFG              --   Public School Fund Guaranty
RAW               --   Revenue Anticipation Warrants
RDA               --   Redevelopment Authority
RDFA              --   Redevelopment Finance Authority
R&D               --   Research & Development
SFMR              --   Single Family Mortgage Revenue
TBA               --   To Be Announced
TRAN              --   Tax Revenue Anticipation Notes
USD               --   Unified School District
V/R               --   Variable Rate

Wells Fargo Bank, N.A. provides investment advisory services, shareholder services and/or certain other services for the Stagecoach Funds. Wells Capital Management Incorporated ("WCM") provides investment sub-advisory services for certain Stagecoach Funds. The Funds are distributed by STEPHENS INC., Member NYSE/SIPC. Wells Fargo Bank, N.A. and WCM are not affiliated with Stephens Inc.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Stagecoach Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a prospectus containing more complete information, including charges and expenses, call 1-800-222-8222. Read the prospectus carefully before you invest or send money.



STAGECOACH FUNDS-Registered
                 Trademark-
P.O. Box 7066
San Francisco, CA 94120-7066

DATED MATERIAL
PLEASE EXPEDITE


                                                             SC DEX SAR (11/98)